UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

VAPOR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 North 28th Way

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 17, 2016, Vapor Corp. (the “Company”) filed a Current Report on Form 8-K with the SEC regarding the Company’s purchase of certain assets and assumption of certain liabilities related to Ada’s Natural Market grocery store in Fort Myers, Florida. The Company completed the sale on June 1, 2016 and continues to operate the grocery store under its existing name. The acquisition was accounted for as a business combination.

On July 29, 2016, the Company filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) regarding the sale to VPR Brands, L.P. (the “Purchaser”) of its wholesale vapor inventory and the related business operations, which previously operated at 3001 Griffin Road, Dania Beach, Florida 33312 and the repurchase of 1,405,910,203 shares of the Company’s common stock held by Mr. Frija, the Purchaser’s Chief Executive Officer (the former Chief Executive Officer of the Company). The sale transaction was approved by the Company’s Board of Director’s on July 26, 2016 and completed on July 31, 2016.

On December 17, 2014, the Company filed a Current Report on Form 8-K with the SEC regarding the Company’s plan to acquire Vaporin Inc. (“Vaporin”) by merger, with the Company being the surviving and controlling entity (as a result of the stockholders of the Company maintaining more than 50% ownership in the Company’s outstanding shares of common stock and the Vapor directors comprising the majority of the board at the date of the merger). The Merger closed on March 4, 2015 and was accounted for as a business combination.

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to provide the financial statements for Ada’s Whole Food Market LLC and the Company’s unaudited condensed combined pro-forma financial statements described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Ada’s Whole Food Market, LLC are attached hereto as Exhibit 99.1 and incorporated by reference:

Filed herewith are Ada’s Whole Food Market, LLC financial statements for the years ended December 31, 2015 and 2014, and the three months ended March 31, 2016 and 2015 (unaudited), as Exhibit 99.1.

(b)	Unaudited Condensed Combined Pro Forma Financial Information.

The following unaudited condensed combined pro-forma financial statements are attached hereto as Exhibit 99.2 and incorporated by reference:

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 gives effect only to the disposition of the Company’s wholesale vapor business (the ”Wholesale Vapor Business”) as the acquisition of certain net business assets of Ada’s Whole Food Market, LLC is included the Vapor Corp Consolidated Balance Sheet as of that date. The unaudited pro forma condensed combined balance sheet as of March 31, 2016 give effect to the disposition of the Company’s Wholesale Vapor Business and the acquisition of certain net business assets of Ada’s Whole Food Market, LLC. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and the three months ended March 31, 2016 give effect to the disposition of the Company’s Wholesale Vapor Business and the acquisition of certain net business assets of Ada’s Whole Food Market, LLC. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 gives effect to the disposition the Wholesale Vapor Business, the acquisition of certain net business assets of Ada’s Whole Food Market LLC, and the acquisition of Vaporin, Inc.

The pre-disposition assets and liabilities and results of operations of the Wholesale Vapor Business are presented as discontinued operations in the Company’s financial statements included in its report on Form 10-Q for the nine months ended September 30, 2016 and the filings for the periods thereafter.

(c)	The following exhibits are filed herewith:

Exhibit No.	Description

99.1

Ada’s Whole Food Market, LLC Financial Statements as of and for the years ended December 31, 2015 and 2014, and unaudited Condensed Balance Sheet as of March 31, 2016 and unaudited Condensed Statements of Operations for the three months ended March 31, 2016 and 2015

99.2

Unaudited Pro forma Condensed Combined Balance Sheets as of June 30, 2016 and March 31, 2016 and Unaudited Pro forma Condensed Combined Statements of Operations for the six months ended June 30, 2016, three months ended March 31, 2016 and year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

Date: December 5, 2016	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

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